UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Innovative Food Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-09376	20-1167761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2528 S 27th Ave Broadview, IL	60155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below in Item 5.07 is incorporated by reference in this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2025, Innovative Food Holdings, Inc., a Florida corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following three proposals:

Proposal 1 - Election of Directors

Robert W. (Bill) Bennett, James C. Pappas, Mark Schmulen, Denver J. Smith, and Brady Smallwood were each elected to serve on the Board of Directors (the “Board”) for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their earlier death, resignation or removal and their successors are elected and qualified. The final results of the voting were as follows:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert W. (Bill) Bennett	31,660,179	50,523	60,551	-
James C. Pappas	31,683,823	65,550	21,880	-
Mark Schmulen	31,627,340	119,731	24,182	-
Denver J. Smith	31,686,072	63,301	21,880	-
Brady Smallwood	31,632,141	116,482	22,630	-

As previously reported in the Company’s proxy statement for the Annual Meeting, Hank Cohn and Jefferson Gramm were not nominated to stand for reelection as directors of the Company at the Annual Meeting. Accordingly, Mr. Cohn and Mr. Gramm retired as directors of the Company effective May 28, 2025.

Proposal 2 - Ratification of Auditors

The Company’s stockholders ratified the previous appointment by the Board of Stephano Slack LLC as the Company’s independent registered public accounting firm for the current fiscal year. The final results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,687,185	15,658	68,410	-

Proposal 3 - Say-on-Pay

The Company’s executive compensation, by non-binding advisory vote, was approved. The final results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,517,479	161,887	91,887	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.
Dated: May 29, 2025
	By:	/s/ Robert W. (Bill) Bennett
Robert W. (Bill) Bennett
Chief Executive Officer

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